Trade and other receivables	12 Months Ended
Mar. 31, 2022
Trade and other receivables [abstract]
Trade and other receivables
19. Trade and other receivables

Trade and other receivables include amounts which are due from our customers for services we have provided, accrued income which has not yet been billed, prepayments, contract assets where certain milestones are required to be fulfilled and other receivables that are expected to be settled within 12 months.

Trade and other receivables are initially recognised at fair value and subsequently measured at amortised cost, less any appropriate allowances for estimated irrecoverable amounts.

	2022	2021
	£m	£m
Trade receivables	2,661	2,152
Accrued income	1,110	886
Provision for impairment of receivables and accrued income	(741)	(672)
Trade receivables and accrued income, net	3,030	2,366
Prepayments	429	387
Contract assets	33	13
Other receivables	223	153
	3,715	2,919
Trade receivables are non-interest-bearing and generally have an up to 60 days term. Due to their short maturities, the fair value of trade and other receivables approximates their carrying value. The maximum exposure of trade and other receivables to credit risk is the carrying amount reported on the balance sheet.
Provision for impairment of receivables
A provision for credit losses is recognised at an amount equal to the expected credit losses that will arise over the lifetime of the trade receivables and accrued income.

	2022	2021
	£m	£m
At 1 April	672	512
Exchange adjustments	31	(57)
Charge for the year, net of recoveries	167	326
Uncollectible amounts written off	(124)	(59)
Reclassification to held for sale (note 10)	(5)	(50)
At 31 March	741	672
The trade receivables balance, accrued income balance and provisions balance split by geography are as follows:

	As at 31 March 2022			As at 31 March 2021
	UK	US	Total	UK	US	Total
	£m	£m	£m	£m	£m	£m
Trade receivables	352	2,309	2,661	227	1,925	2,152
Accrued income	715	395	1,110	547	339	886
Provision for impairment of receivables and accrued income	(43)	(698)	(741)	(23)	(649)	(672)
	1,024	2,006	3,030	751	1,615	2,366
There are no retail customers in the UK businesses. A provision matrix is not used in the UK as an assessment of expected losses on individual debtors is performed, and the provision is not material.
In the US, £2,243 million (2021: £1,852 million) of the trade receivables and accrued income balance is attributable to retail customers. For non-retail US customer receivables, a provision matrix is not used and expected losses are determined on individual debtors.
The provision for retail customer receivables in the US is calculated based on a series of provision matrices which are prepared by regulated entity and by customer type. The expected loss rates in each provision matrix are based on historical loss rates adjusted for current and forecasted economic conditions at the balance sheet date. The inclusion of forward-looking information in the provision matrix setting process under IFRS 9 results in loss rates that reflect expected future economic conditions and the recognition of an expected loss on all debtors even where no loss event has occurred.
In March 2020, the Group’s US distribution businesses ceased certain customer cash collection activities in response to regulatory instructions and to changes in State, Federal and City level regulations and guidance, and actions to minimise risk to the Group’s employees as a result of COVID-19. At that time, the Group also ceased customer termination activities as requested by relevant local authorities. Collection and customer termination activities resumed in New England during the year ended 31 March 2022, where permitted. Whilst certain collection activities also resumed in New York in the year, we expect to resume full collection activities over the course of the next year. Collection activities have also been supported by certain government COVID funding programmes in both New England and New York.
In calculating our provision for impairment of receivables at 31 March 2022, we were able to incorporate the actual cash collection levels experienced for the two years since the start of the pandemic to determine the expected loss rates per category of outstanding receivable by operating company, which is summarised in the provision matrix shown below. Factored into our analysis are expected cash collections based on the resumed collection activities in New England and New York during the year.
19. Trade and other receivables continued
Based on our review, we recognised a charge of £139 million which represents our best estimate based on the information available. For the year ended 31 March 2021, we recognised a charge of £325 million due to the ongoing reduction of customer terminations and collections which were ceased in the preceding year and not fully recovered as at 31 March 2022. We based our review of certain macroeconomic factors at the time, including unemployment levels and our experience regarding debtor recoverability during and in the aftermath of the 2008/09 financial crisis.
The average expected loss rates and gross balances for the retail customer receivables in our US operations are set out below:

	2022		2021
	%	£m	%	£m
Accrued income	5	382	7	322
0 – 30 days past due	5	731	7	580
30 – 60 days past due	20	213	24	155
60 – 90 days past due	32	123	36	108
3 – 6 months past due	41	161	52	140
6 – 12 months past due	56	177	66	180
Over 12 months past due	71	456	71	367
		2,243		1,852
US retail customer receivables are not collateralised. Trade receivables are written off when regulatory requirements are met. Write-off policies vary between jurisdictions as they are aligned with the local regulatory requirements, which differ between regulators. There were no significant amounts written off during the period that were still subject to enforcement action. Our internal definition of default is aligned with that of the individual regulators in each jurisdiction.
For further information on our wholesale and retail credit risk, refer to note 32(a).